UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2015 (November 10, 2015)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor

Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2015, the Board of Directors (the “Board”) of Neuralstem, Inc. (the “Company”) amended the Company’s standard indemnification agreement that the Company enters into with its officers, directors and certain employees. The amendment clarifies certain provisions relating to when notice is required to be given for the indemnification of a claim.

The foregoing summary of the amendment to the Company’s standard indemnification agreement is qualified in its entirety by the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.01 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2015, the Board amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to update, clarify and amend the following:

Section 2.14 was amended to require that a stockholder’s notice of business proposed by stockholder to be conducted at a meeting of the stockholders include disclosure with regard to: (i) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any security of the corporation, and (ii) a description of any such agreement with regard to any proposal by such stockholder.

Section 2.16 was added to require that a stockholder’s notice of: (i) business proposed by stockholder to be conducted at a meeting of the stockholders, or (ii) of a director nominee, include a description of such stockholder’s hedged position, if any, in the Company’s securities.

Section 4.5 was amended to remove the timeframe under which the governance and nominating committee of the Board will propose a slate of nominees in the event that the committee is not recommending a then incumbent director.

Article X was added to provide that Delaware is the forum for the adjudication of any dispute between the Company and its stockholders.

The foregoing summary of is qualified in its entirety by the Bylaws, a copy of which is filed as Exhibit 3.01 to this Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

3.01	Amended and Restated Bylaws of Neuralstem, Inc. as of November 10, 2015
10.01	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ Jonathan Lloyd Jones
Jonathan Lloyd Jones Chief Financial Officer

Dated: November 16, 2015

EXHIBITS

Exhibit Number	Description

3.01	Amended and Restated Bylaws of Neuralstem, Inc. as of November 10, 2015
10.01	Form of Indemnification Agreement